Land Use Rights, Net (Details) (Land use rights)	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Land use rights, net
Land use right	$ 23,735,538	144,713,200	60,630,886
Accumulated amortization	(946,210)	(5,768,949)	(4,197,999)
Total	22,789,328	138,944,251	56,432,887
Amount pledged as collateral for borrowings from the financial institutions	$ 1,360,467	8,294,630	3,674,935